United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     September 23, 2003

IMAGE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

California	0-11071	84-0685613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9333 Oso Avenue, Chatsworth, California 91311

(Address of principal executive offices, including zip code)

(818) 407-9100
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

On September 23, 2003, Image Entertainment, Inc. (“Image”) filed a Current Report on Form 8-K to report the disposition of substantially all of the assets of its wholly-owned subsidiary DVDPlanet, Inc. (“DVDPlanet”) on that date.  This Amendment is filed to provide the pro forma financial information required under Item 7.

A copy of the Asset Purchase Agreement was attached to the Form 8-K filed September 23, 2003 as Exhibit 2.1.

Item 7.  Financial Statements and Exhibits.

(a)                                  Financial Statement of Businesses Acquired

Not applicable.

(b)                                 Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet of Image as of June 30, 2003, and the unaudited pro forma condensed consolidated statements of operations of Image for the three months ended June 30, 2003 and the fiscal year ended March 31, 2003, are included in this amended Current Report as exhibit 99.2, and incorporated herein by reference.

(c)                                  Exhibits

2.1                                 Asset Purchase Agreement dated September 22, 2003 between DVDPlanet, Inc. and Planet Entertainment, Inc. (1)

99.1                           Press Release dated September 23, 2003. (1)

99.2                           Unaudited pro forma condensed consolidated balance sheet of Image as of June 30, 2003, and the unaudited pro forma condensed consolidated statements of operations of Image for the three months ended June 30, 2003 and the fiscal year ended March 31, 2003.

(1)           Incorporated by reference to the Registrant’s Current Report on Form 8-K filed September 23, 2003 (Commission No. 0-11071).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.
Registrant

Dated:	October 8, 2003	By:	/s/ JEFF M. FRAMER
			Name	Jeff M. Framer
			Title:	Chief Financial Officer